UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2006

XENOGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-32239	77-0412269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

860 Atlantic Avenue, Alameda, California

94501

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (510) 291-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 10, 2006, Caliper Life Sciences, Inc. (“Caliper”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Caliper Holdings, Inc., a direct wholly owned subsidiary of Caliper, and Xenogen Corporation (“Xenogen”). Pursuant to the Merger Agreement, Xenogen will be merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of Caliper. A description of the material terms of the Merger Agreement is set forth in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Xenogen on February 13, 2006. The Merger Agreement is attached as Exhibit 2.1 to this Current Report and is incorporated herein by reference. The form of Stock Purchase Warrant to be issued in the Merger is attached as Exhibit 2.2 to this Current Report and is incorporated herein by reference.

In connection with the execution of the Merger Agreement, certain stockholders of Xenogen holding approximately 30% of the outstanding shares of Xenogen common stock as of the close of business on February 10, 2006 entered into Company Voting Agreements, dated as of February 9, 2006, with Caliper, pursuant to which such stockholders have agreed to vote their shares of Xenogen common stock in favor of adoption of the Merger Agreement and have granted Caliper proxies to vote their shares at any Xenogen stockholder meeting convened to consider the merger. The form of Company Voting Agreement is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

In connection with the execution of the Merger Agreement, certain stockholders of Caliper holding approximately 13% of the outstanding shares of Caliper common stock as of the close of business on February 9, 2006 entered into Parent Voting Agreements, dated as of February 10, 2006, with Xenogen, pursuant to which such stockholders have agreed to vote their shares of Caliper common stock in favor of the issuance of shares of Caliper common stock and warrants to purchase Caliper common stock pursuant to the Merger Agreement and have granted Xenogen proxies to vote their shares at any Caliper stockholder meeting convened to consider the merger. The form of Parent Voting Agreement is attached hereto as Exhibit 2.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated February 10, 2006 by and among Caliper Life Sciences, Inc., Caliper Holdings, Inc. and Xenogen Corporation.

2.2	Form of Stock Purchase Warrant.

2.3	Form of Company Voting Agreement.

2.4	Form of Parent Voting Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOGEN CORPORATION

Date: February 16, 2006	By:	/s/ WILLIAM A. ALBRIGHT, JR.
William A. Albright, Jr.
Senior Vice President. Finance and Operations, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated February 10, 2006 by and among Caliper Life Sciences, Inc., Caliper Holdings, Inc. and Xenogen Corporation.

2.2	Form of Stock Purchase Warrant.

2.3	Form of Company Voting Agreement.

2.4	Form of Parent Voting Agreement.